UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 22, 2009

Date of Report (Date of
earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Prior Independent Registered Public Accounting Firm

On May 22, 2009, the Audit Committee of the Board of Directors of Poniard Pharmaceuticals, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

The audit reports of KPMG on the consolidated financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for KPMG’s report dated March 16, 2009, which contained an explanatory paragraph that cited certain conditions that raised substantial doubt about the Company’s ability to continue as a going concern.  The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through May 22, 2009, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years.

There were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, during the Company’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through May 22, 2009.

The Company has provided KPMG with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission (“SEC”) and requested KPMG to furnish the Company with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements. A copy of KPMG’s letter dated May 26, 2009 is attached as Exhibit 16.1 to this Form 8-K, filed on May 26, 2009.

(b) New Independent Registered Public Accounting Firm

Also on May 22, 2009, the Audit Committee engaged Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  This selection is the result of a competitive search process.  During the Company’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through May 22, 2009, neither the Company nor anyone on its behalf consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice of EY was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

16.1 — Letter from KPMG LLP to the Securities and Exchange Commission dated May 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: May 26, 2009	By:	/s/GREGORY L. WEAVER
		Name:	Gregory L. Weaver
		Title:	Chief Financial Officer and Senior Vice President, Finance (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated May 26, 2009.